Supplement dated May 29, 2019 to your variable annuity Prospectus dated May 1, 2019 for the Pacific Destinations, Pacific Destinations B, and Pacific Destinations O-Series variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus, as supplemented.

Pacific Select Fund Portfolio Manager/Subadviser Changes

The Manager/Subadviser for the Emerging Markets Portfolio will change from OppenheimerFunds, Inc. to Invesco Advisers, Inc.

The Manager/Subadviser for the Main Street® Core Portfolio is changed from OppenheimerFunds, Inc. to Invesco Advisers, Inc.

For more information on the subadviser changes, see the Pacific Select Fund Prospectus. You can obtain a Pacific Select Fund prospectus and any supplements by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.html.

Form No. DENYSUP0519